                                                                    Exhibit 1.1.

                                                                  Execution Copy

                                1,500,000 Shares

                                 NUI Corporation

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                         March 14, 2002


CIBC World Markets Corp.
A.G. Edwards & Sons, Inc.
Robert W. Baird & Co. Incorporated
c/o CIBC World Markets Corp.
417 Fifth Avenue, 2nd Floor
New York, New York  10016

Ladies and Gentlemen:

     NUI Corporation, a New Jersey corporation (the "Company"), proposes,
                                                     -------
subject to the terms and conditions contained herein, to sell to you (the "Underwriters") an aggregate of 1,500,000 shares (the "Firm Shares") of the
 ------------                                          -----------
Company's Common Stock, no par value (the "Common Stock"). The respective
                                           ------------
amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 225,000 shares (the "Option Shares") of Common Stock from it for the
                                -------------
purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."
                                                                       ------
The Shares will be issued with the rights (the "Rights") attached pursuant to
                                                ------
the Shareholder Rights Plan of the Company (the "Shareholder Rights Plan") as
                                                 -----------------------
described under "Description of Capital Stock" in the Prospectus (as such term is hereinafter defined).

     1. Sale and Purchase of the Shares.
        -------------------------------

     On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

        (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $21.43 per share (the "Initial Price"), the number of
                                              -------------
Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares To Be Purchased" on Schedule I to this Agreement, subject to adjustment in accordance with Section 10 hereof.

           (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Underwriters to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by CIBC World Markets Corp. to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

        2. Delivery and Payment. Payment of the purchase price for, and delivery
           --------------------
of certificate for, the Firm Shares shall be made at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, 27th Floor, New York, New York 10103, at 10:00 a.m., New York City time, on the fourth business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriters (such time and date of delivery and payment are called the "Firm Shares Closing Date"). ------------------------

        In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each date of delivery as specified in the notice from CIBC World Markets Corp. to the Company (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the
            --------------------------
Option Shares Closing Date are called, individually, a "Closing Date" and,
                                                        ------------
together, the "Closing Dates."
               -------------

        Payment shall be made to the Company by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company for the shares issued and sold by the Company, against delivery of the respective certificates to the Underwriters for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

        Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Underwriters shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b), and shall be delivered by or on behalf of the Company to the Underwriters through the facilities of The Depository Trust Company ("DTC") for the accounts
                                                         ---
of such Underwriters. The Company will cause the certificates evidencing the Shares to be made available for checking and packaging, at such place as is designated by CIBC World Markets

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Corp., on the full business day before the Firm Shares Closing Date (or the
Option Shares Closing Date in the case of the Option Shares).

     3. Registration Statement, Prospectus and Prospectus Supplement; Public
        --------------------------------------------------------------------
Offering. The Company has prepared and filed in conformity with the requirements
--------
of the Securities Act of 1933, as amended (the "Securities Act"), and the
                                                --------------
published rules and regulations thereunder (the "Rules") adopted by the
                                                 -----
Securities and Exchange Commission (the "Commission") a registration statement
                                         ----------
on Form S-3 (No. 333-81868), including a related prospectus (the "Base
                                                                  ----
Prospectus") relating to the Shares and preferred stock, no par value per share,
----------
of the Company and certain debt securities of the Company to be sold from time to time by the Company in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement, including Amendment No. 1 to such Registration Statement. Copies of such Registration Statement (including all amendments thereof and all documents deemed incorporated by reference therein) and of the related Base Prospectus have heretofore been delivered by the Company to you. The term "Registration
                                                                ------------
Statement" as used in this Agreement means the registration statement, including
---------
all financial statements, exhibits and documents filed therewith or incorporated by reference therein, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 415
                                                      ------------
and Rule 434 of the Rules, or otherwise, any registration statement filed under Rule 462 of the Rules as such registration statement may be amended from time to time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules. The term "Preliminary
                                                           -----------
Prospectus" means any preliminary prospectus relating to the Shares (including
----------
any preliminary prospectus supplement) included at any time as a part of the "Registration Statement" or filed with the Commission with the consent of the Underwriters pursuant to Rule 424(a) of the Rules. The term "Prospectus" means
                                                             ----------
the Base Prospectus and the prospectus supplement constituting a part of the Registration Statement, any Preliminary Prospectus and any amendments or further supplements to such prospectus, including, without limitation, the final prospectus supplement filed pursuant to Rule 424(b) with the Commission in connection with the proposed sale of the Firm Shares contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus
                ---------------------
Supplement. Unless otherwise stated herein, any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Exchange Act on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration
       -----    ---------       ----------
Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement or Prospectus, as the case may be, and deemed to be incorporated therein by reference.

     The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

     4. Representations and Warranties of the Company. The Company hereby
        ---------------------------------------------
represents and warrants to each Underwriter as follows:


        (a) The Company meets the requirements for the use of Form S-3. On the date the Registration Statement was declared effective by the Commission (the "Effective Date"), and at all times subsequent to and including the Closing Date
 --------------
and when any post-effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or, when so filed, will comply in all material respects with all applicable provisions of the Securities Act, the Rules, the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules")
                                                         ------------------
and did or, when filed, will contain all statements required to be stated therein in accordance with the Securities Act, the Rules, the Exchange Act and the Exchange Act Rules. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is or was filed with the Commission and at the Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If applicable, each Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by CIBC World Markets Corp. on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by CIBC World Markets Corp. on behalf of the several Underwriters for use in the Registration Statement or the Prospectus are the statements regarding (i) the amounts of the selling concession and reallowance, (ii) the paragraphs regarding stabilization and the provision of other services to the Company by the Underwriters and affiliates of the Underwriters, and (iii) the number of Firm Shares that each Underwriter commits to purchase on the Closing Date, all as set forth under the caption "Underwriting" in the Prospectus.

        (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

        (c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, the Rules and the Exchange Act Rules, as applicable, and, when read together and with the other information in the Registration Statement and the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules or Exchange Act Rules of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information.

        (e) Arthur Andersen LLP, whose reports are filed with the Commission as a part of, or incorporated by reference in, the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

        (f) The Company and each of its Subsidiaries (as hereinafter defined) is a corporation, or with respect to any Subsidiary organized as a limited liability company, a limited liability company, duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation, or in the case of a limited liability company, its formation, as set forth in Schedule II hereto. The Company and each such subsidiary or other entity controlled directly or indirectly by the Company (individually, "Subsidiary" and, collectively, "Subsidiaries") is duly qualified to do business
 ----------                      ------------
and is in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company (a "Material Adverse Effect"). The Company
            -----------------------
and each of its Subsidiaries has all requisite corporate or limited liability company power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct
     -------
its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company and its Subsidiaries thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits, including any consent of the Commission under PUHCA (as hereinafter defined), are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

        (g) The Company and each of its Subsidiaries owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles")
                                                               -----------
described in the Prospectus as being owned by it necessary for the conduct of its business. Neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

        (h) The Company and each of its Subsidiaries has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Prospectuses as being owned by it. Any real property and buildings described in the Prospectus as being held under lease by the Company or any of its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not have a Material Adverse Effect.

        (i) There are no litigation or governmental proceedings to which the Company or any of its Subsidiaries is subject or that is pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries that, individually or in the aggregate, might have a Material Adverse Effect, affect the consummation of this Agreement or that is required to be disclosed in the Registration Statement and the Prospectus that is not so disclosed.

        (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein,
(a) there has not been any material adverse change with regard to the assets or properties, business, results of operations, financial condition or prospects of the Company; (b) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a Material Adverse Effect; and (c) since

December 31, 2001, the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock, other than a regular dividend declared and payable on March 15, 2002 to holders of the Common Stock.

        (k) There is no document, contract or other agreement of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or any Subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any Subsidiary, if such Subsidiary is a party nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred that with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred that with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any Subsidiary, if such Subsidiary is a party thereto, of any other agreement or instrument to which the Company or such Subsidiary is a party or by which the Company, any Subsidiary or their respective properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

        (l) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its certificate of incorporation or by-laws (or, in the case of a limited liability company, its limited liability company agreement or regulations and certificate of formation, or other such equivalent organizational documents) (the "Organizational Documents") or of any franchise,
                                ------------------------
license, Permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

        (m) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares, will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the Organizational Documents of the Company or any of its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

        (n) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any limited liability company interests ("LLC
                                                                  ---
Interests") in any of its Subsidiaries or any such rights pursuant to their
---------
respective Organizational Documents or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or is bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. The Shares are being issued pursuant to the terms of the Shareholder Rights Plan. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of the Company or any LLC Interest in its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock or LLC Interest, as the case may be. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of, or LLC Interest in (in the case of a Subsidiary organized as a limited liability company), each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly owned Subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

        (o) Except as disclosed in the Prospectus, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this Agreement. Each director and executive officer of the Company has delivered to the Underwriters his enforceable written lock-up agreement in the form attached to this Agreement ("Lock-Up Agreement").
                 -----------------

        (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

        (q) Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors that would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries, on the one hand, and any of its executive officers, on the other hand, that, if adversely determined, could have a Material Adverse Effect, and the Company has no reason to believe that such officers will not remain in the employment of the Company.

        (r) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

        (s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

        (t) The Company and its Subsidiaries have filed all Federal, state, local and foreign tax returns that are required to be filed through the date hereof, which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. There are no tax audits or investigations pending, that if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

        (u) The Shares and attached Rights have been duly authorized for listing on the New York Stock Exchange (the "NYSE"), subject to notice of official
                                     ----
issuance. All documents have been filed pursuant to the Exchange Act and the Exchange Act Rules to register the Common Stock and the attached Rights pursuant to Section 12 of the Exchange Act.

        (v) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

        (w) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (x) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or the Company's or any of its Subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary of the Company has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

        (y) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public
                    ----
offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

        (z) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as may be set forth in the Registration Statement or otherwise disclosed in writing to the Underwriters.

        (aa) Except as disclosed in the Prospectus or the Registration Statement, (i) each of the Company and its Subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") that are applicable to its business; (ii)
                  ------------------
neither the Company nor any of its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws except for such notices as are associated with disclosures made in the Prospectus or the Registration Statement and except for any such notices that are not likely to result in a material liability to the Company or its Subsidiaries; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval;
(iv) no property that is or, to the knowledge of the

Company, has been owned or leased by the Company or any of its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under
                  ------
applicable state or local law except such designations not likely to result in a material liability to the Company or its Subsidiaries; and (v) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has been designated as a "potentially responsible party" under CERCLA except such designations not likely to result in a material liability to the Company or its Subsidiaries.

        (bb) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, and any related constraints on operating activities).

        (cc) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds therefrom as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").
                                                 ----------------------

        (dd) Neither the Company or any of its Subsidiaries, nor any other person associated with or acting on behalf of the Company or any of its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of its Subsidiaries has, directly or indirectly, while acting on behalf of the Company or any of its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

        (ee) The Company is exempt from registration and all other regulations and requirements of the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), and the rules and regulations promulgated thereunder, other than from
  -----
Section 9(a)(2) thereof, pursuant to Section 3(a)(1) of PUHCA under Rule 2 promulgated thereunder.

     5. Conditions of the Underwriters' Obligations. The obligations of the
        -------------------------------------------
Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

        (a) Notification that all filings related to the Registration Statement, the Prospectus, and the offering of the Shares required by Rule 424 of the Rules shall have been made.

        (b) No order preventing or suspending the use of any Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Underwriters. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

     (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

     (d) The Underwriters shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the President and Chief Executive Officer and the Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Company to the effect that
(i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

     (e) The Underwriters shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from Arthur Andersen LLP addressed to the Underwriters and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) The Underwriters shall have received on each Closing Date from Pitney, Hardin, Kipp & Szuch LLP, outside counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

         (i) The Company is validly existing as a corporation in the State of New Jersey.

               (ii) The Company has all requisite corporate power and authority to enter into, deliver and perform its obligations under this Agreement and to issue and sell the Shares other than those required under the state and foreign Blue Sky laws.

               (iii) The Company has authorized capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable, and such counsel is not aware that any of them will have been issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, such counsel does not know of any preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's Certificate of Incorporation or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. Except as disclosed in the Registration Statement and the Prospectus, such counsel does not know of any outstanding option, warrant or other right calling for the issuance of, or any commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company.

               (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (v) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will violate any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, by which the Company is bound and of which such counsel is aware, or violate any provision of the Company's Certificate of Incorporation or by-laws.

               (vi) The Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Registration Statement, all Prospectuses and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and the Exchange Act Rules.

                    (vii) The statements in the Base Prospectus included under the caption "Description of Capital Stock" and in the Registration Statement under "Item 15. Indemnification of Directors and Officers," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information called for with respect to such documents and matters.

                    (viii) The Registration Statement is effective under the
               Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                    (ix) The Shares with attached Rights are approved for listing on the NYSE.

                    (x) The capital stock of the Company and the Rights conform in all material respects to the description thereof contained in the Base Prospectus under the caption "Description of Capital Stock."

                    (xi) The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

               To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriters as to matters which are governed by laws other than the laws of the State of New Jersey, and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriters and counsel for the Underwriters. Such counsel shall also state that the opinions expressed with respect to the laws of the State of New Jersey may be relied upon by Vinson & Elkins L.L.P., counsel to the Underwriters, for the purpose of rendering their opinion required by this Agreement.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) The Underwriters shall have received on each Closing Date from James R. Van Horn, general counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

              (i) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation or, with respect to any Subsidiary organized as a limited liability company, a limited liability company, in each case in good standing under the laws of the jurisdiction of its incorporation set forth in Schedule II. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation or, with respect to any Subsidiary organized as a limited liability company, a limited liability company, in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                        (ii) Each of the Company and its Subsidiaries has all requisite corporate or limited liability company, as the case may be, power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and with respect to the Company to enter into, deliver and perform its obligations under this Agreement and to issue and sell the Shares other than those required under the state and foreign Blue Sky laws.

                        (iii) The Company has issued and outstanding capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's Certificate of Incorporation or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The issued and outstanding shares of capital stock of, or LLC interests in (in the case of a Subsidiary organized as a limited liability company), each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or directly or indirectly by another wholly owned Subsidiary of the Company, free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement and the Prospectus.

                        (iv) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) or any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Registration Statement and the Prospectus will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of their respective assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel is aware or violate any provision of the Organizational Documents of the Company or any of its Subsidiaries.

                        (v) To the best of such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any of its Subsidiaries of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default, individually or in the aggregate, is required to be disclosed in the Registration Statement and the Prospectus or which would have a Material Adverse Effect.

                        (vi) To the best of such counsel's knowledge, the Company and its Subsidiaries are not in violation of any term or provision of their respective Organizational Documents or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

                        (vii) No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body, including any consent of the Commission under PUHCA, is required, for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                        (viii) To the best of such counsel's knowledge, there is
                  no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus or which would have a Material Adverse Effect.

                        (ix) The statements in the (a) Prospectus Supplement under "Business and Properties - Regulation and Pricing," and "- Competition," and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Regulatory Matters," (b) Company's Quarterly Report on Form 10-Q for the quarter ender December 31, 2001, under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Regulatory Matters," (c) Company's Annual Report on Form 10-K for the year ended September 30, 2001, under "Item 1. Business - Products and Services," "- Regulation," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Regulatory Matters," and
                  (d) Company's 2002 Proxy Statement under "Proposal Number One
                  - Compensation of Directors," "- Transactions with
                  Management, "and" - Change in Control Agreements," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all material contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                        (x) The Company is exempt from registration and all other regulations and requirements of PUHCA, and the rules and regulations promulgated thereunder, other than from Section 9(a)(2) thereof, pursuant to Section 3(a)(1) of PUHCA.

                  In addition, such counsel shall state that such counsel has participated in conferences with other officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing, included or includes an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters, and their counsel and the Underwriters shall have received from Vinson & Elkins L.L.P. a favorable opinion, addressed to the Underwriters and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Underwriters may reasonably request, and the Company shall have furnished to Vinson & Elkins L.L.P. such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (i) The Underwriters shall have received copies of the Lock-up Agreements executed by each entity or person described in Section 4(o).

                  (j) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates or documents as the Underwriters shall have reasonably requested.

        6.        Covenants of the Company.
                  ------------------------

                  (a)   The Company covenants and agrees as follows:

                        (i) The Company will use its best efforts to cause any amendments to the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Underwriters and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                        (ii)   The Company shall promptly advise the
                  Underwriters in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the Company has furnished each Underwriter a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Underwriters reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (iii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                        (iv) The Company shall make generally available to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                        (v) The Company shall furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                        (vi) The Company shall cooperate with the Underwriters and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Underwriters may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

               (vii) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 if the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

               (viii) Without the prior written consent of CIBC World Markets Corp., and except as contemplated in the Prospectus and the Registration Statement, for a period of 90 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan as described in the Registration Statement and the Prospectus. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or any other employee benefit plan that are exercisable during such 90 day period or (ii) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

               (ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the NYSE (including any required registration under the Exchange
          Act).

               (x) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Underwriters unless in the judgment of the Company and its counsel, and after notification to the Underwriters, such press release or communication is required by law.

               (xi) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

          (b) The Company agrees to pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement;
(ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of each Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for listing on the NYSE; and
(vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

     7.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise
                                                --------------------
out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 4 hereof, or (iii) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement or Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by CIBC World Markets Corp. on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Registration Statement or Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by CIBC World Markets Corp. on behalf of any Underwriter specifically for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter. For purposes of this paragraph, the only information contained in the Prospectus furnished by an Underwriter are the third and fourth to last paragraphs under the caption "Underwriting" in the Prospectus Supplement.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in
Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnified party may assume the defense thereof with counsel reasonably satisfactory to such indemnifying parties and the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

          8.   Contribution. In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnification provided for in
Section 7(a) or 7(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to
(y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

          9.   Termination. This Agreement may be terminated with respect to the
               -----------
Shares to be purchased on a Closing Date by the Underwriters by notifying the Company at any time

               (a) in the absolute discretion of the Underwriters at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriters, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if, in the judgment of the Underwriters, there has occurred a Material Adverse Effect, or

               (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

               If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

      10.      Substitution of Underwriters. If one or more of the Underwriters
               ----------------------------
shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the nondefaulting Underwriters may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the nondefaulting Underwriters may deem advisable or one or more of the nondefaulting Underwriters may agree to purchase such Shares in such proportions as may be agreed between or among them, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

               (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

               (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the nondefaulting Underwriters to purchase such Shares upon the terms set forth in this Agreement.

               In any such case, either the nondefaulting Underwriters or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the nondefaulting Underwriters and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(b), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

        11.    Miscellaneous. The respective agreements, representations,
               -------------
warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

        This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

        All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Underwriters, c/o CIBC World Markets Corp., 417 Fifth Avenue, Second Floor, New York, New York 10016 Attention: Equity Capital Markets, with a copy to James M. Prince, Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2300, Houston, Texas 77002, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Joe Lunin, Pitney, Hardin, Kipp & Szuch LLP, 200 Campus Drive, Florham Park, New Jersey 07932-0950.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made and to be fully performed therein.

        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                  [END OF PAGE]

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                             Very truly yours,

                                             NUI CORPORATION

                                             By: /s/ A. Mark Abramovic
                                                ---------------------------
                                                Name:  A. Mark Abramovic
                                                Title: Sr. Vice President,
                                                     Chief Operating Officer
                                                     and Chief Financial Officer

Confirmed:

CIBC WORLD MARKETS CORP.
A.G. EDWARDS & SONS, INC.
ROBERT W. BAIRD & CO. INCORPORATED

By:  CIBC WORLD MARKETS CORP.

       By: /s/ William H. Bauch
           ---------------------------
           Name:  William H. Bauch
           Title: Managing Director

                                   SCHEDULE I

                                                                Number of Firm
                                                                   Shares To
Name                                                             Be Purchased
----                                                             ------------


CIBC World Markets Corp.......................................        825,000
A.G. Edwards & Sons, Inc......................................        450,000
Robert W. Baird & Co. Incorporated............................        225,000
                                                                    ---------
                            Total ............................      1,500,000

                                   SCHEDULE II

                            SCHEDULE OF JURISDICTIONS

                                                   Jurisdiction of Incorporation
Subsidiary                                                or Organization
----------                                         -----------------------------
NUI Utilities, Inc.                                          New Jersey
NUI Capital Corp.                                            Florida
Virginia Gas Company                                         Delaware
NUI Saltville Storage, Inc.                                  Delaware
NUI Energy, Inc.                                             Delaware
NUI Energy Brokers, Inc.                                     Delaware
Utility Business Services, Inc.                              New Jersey
NUI Environmental Group, Inc.                                New Jersey
NUI Energy Solutions Inc.                                    New Jersey
NUI Sales Management, Inc.                                   Delaware
NUI Services, Inc.                                           New Jersey
NUI International, Inc.                                      Delaware
NUI Telecom, Inc.                                            New Jersey
Virginia Gas Exploration Company                             Virginia
Virginia Gas Pipeline Company                                Virginia
Virginia Gas Marketing Company                               Virginia
Virginia Gas Storage Company                                 Virginia
Virginia Gas Distribution Company                            Virginia
TIC Enterprises, LLC                                         Delaware
NUI/Caritrade International, L.L.C.                          Delaware
Saltville Gas Storage Company, LLC                           Virginia

                                LOCKUP AGREEMENT
                                ----------------

                                                                  March 14, 2002


CIBC World Markets Corp.
A.G. Edwards & Sons, Inc.
Robert W. Baird & Co. Incorporated
c/o CIBC World Markets Corp.
417 Fifth Avenue, 2nd Floor
New York, New York 10016

Re:  Public Offering of Common Stock of NUI Corporation
     --------------------------------------------------

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among NUI Corporation, a New Jersey corporation (the "Company"), and CIBC World Markets Corp., A.G. Edwards & Sons, Inc. and Robert W. Baird & Co. Incorporated (the "Underwriters") relating to an underwritten public offering (the "Offering") of common stock, no par value per share (the "Common Stock"), of the Company.

         In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected, the undersigned will not, for a period of 90 days following the date of the Underwriting Agreement, without the prior written consent of CIBC World Markets Corp., directly or indirectly, make any offer, sale, pledge, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired.

         The undersigned confirms that he or she understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his or her respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of

Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

                                       Very truly yours,


                                       ______________________________________
                                       Signature


                                       ______________________________________
                                       Printed Name and Title (if applicable)


                                       ______________________________________
                                       Social Security or Taxpayer ID No.


                                       ______________________________________
                                       Number of shares of Common Stock owned


                                       ______________________________________
                                       Number and name of securities that are
                                       convertible into, or exercisable or
                                       exchangeable for, Common Stock

                                     - 2 -